Exhibit 99.1

ChannelAdvisor Announces First Quarter 2018 Financial Results
Revenue of $31.4 million increases 11 percent year-over-year and exceeds guidance
GAAP net loss of $(3.2) million
Adjusted EBITDA of $1.0 million exceeds guidance

Research Triangle Park, NC - May 10, 2018 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable retailers and branded manufacturers to increase global sales, today announced its financial results for the quarter ended March 31, 2018.

"Our results for the first quarter exceeded our preliminary expectations and were well ahead of our original guidance for the first quarter," said David Spitz, CEO of ChannelAdvisor. "In particular, we saw very strong variable revenue growth largely on the basis of continued strength in GMV on Amazon and the contribution from our expanding network of marketplaces, and we also drove improvements in sales productivity and increasing contributions from our indirect selling channels. We believe we can continue to invest in key growth initiatives while delivering improving profitability over time, and our first quarter results represent good progress against those objectives."
First Quarter 2018 Financial Results

•	Total revenue was $31.4 million for the first quarter of 2018, an increase of 11 percent compared with total revenue of $28.3 million for the first quarter of 2017.

•
GAAP net loss was $(3.2) million in the first quarter of 2018 compared with GAAP net loss of $(8.1) million in the first quarter of 2017. GAAP net loss per share was $(0.12) in the first quarter of 2018, based on 26.7 million weighted average shares outstanding, compared with GAAP net loss per share of $(0.31) in the year-ago period, based on 26.1 million weighted average shares then outstanding.

•
Non-GAAP net loss, which excludes non-cash stock-based compensation in 2018 and 2017 and a one-time charge in 2017 in connection with entering into voluntary disclosure agreements ("VDAs") related to sales tax obligations, was $(0.4) million for the first quarter of 2018 compared with a non-GAAP net loss of $(2.6) million for the first quarter of 2017.

•
Adjusted EBITDA, a non-GAAP measure, was $1.0 million for the first quarter of 2018 compared with $(0.8) million for the first quarter of 2017. Adjusted EBITDA excludes depreciation, amortization, income tax expense, interest income (expense), stock-based compensation expense and the one-time charge for VDAs related to sales taxes described above.

•	Cash and cash equivalents at quarter-end totaled $54.7 million, compared with $53.4 million at the end of the fourth quarter of 2017.
Recent Business Highlights

•
Average revenue per customer, calculated on a trailing twelve-month basis, increased 10 percent to $43,920 for the twelve months ended March 31, 2018, compared with $40,051 for the twelve months ended March 31, 2017.

•
Fixed subscription fees were 76 percent of total revenue and variable subscription fees were 24 percent of total revenue for the first quarter of 2018. This compares to 78 percent and 22 percent, respectively, for the first quarter of 2017.

•
Added 15 net new customers during the first quarter of 2018, including new top-tier customer Henweit (HK) Information Technology Co., Ltd., bringing the total customer count at the end of the period to 2,855.

•	Significantly expanded relationships with Plow & Hearth, Joules, and N Brown Group.

•
Hosted Catalyst Americas 2018 April 17-19th in San Diego with keynotes by executives from Uber, Retail Prophet, Recode, L2, UnMarketing, and ChannelAdvisor, as well as speakers from Amazon, eBay, FedEx, Dyson, Pitney Bowes, and Shopify, among others.

•
Announced new platform capabilities to help customers have more control over key marketing, selling and fulfilling practices in their businesses. The latest ChannelAdvisor solutions help position retailers and branded manufacturers to unify and control information on a multichannel e-commerce solution, allowing them greater levels of automation.

•	Hosted Catalyst Europe 2018 on May 9th in London with keynotes by executives from eBay UK, Amazon EU, Google, and ChannelAdvisor.

Exhibit 99.1

Financial Outlook
Based on information available as of today, ChannelAdvisor is issuing the following guidance for the second quarter and full year of 2018:
Second Quarter 2018

•	Total revenue between $31.2 million and $31.6 million.

•	Adjusted EBITDA between $(1.3) million and $(0.9) million.

•	Stock-based compensation expense between $2.5 million and $2.9 million.

•	Weighted average shares outstanding of 27.2 million.
Full Year 2018

•	Total revenue between $129.5 million and $131.5 million.

•	Adjusted EBITDA between $7.2 million and $9.2 million.

•	Stock-based compensation expense between $11.2 million and $12.2 million.

•	Weighted average shares outstanding of 27.1 million.
Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor First Quarter 2018 Financial Results Conference Call
When:	Thursday, May 10, 2018
Time:	8:00 a.m. ET
Live Call:	(855) 638-4821, Passcode 1498797, Domestic
(704) 288-0612, Passcode 1498797, International
Webcast:	http://ir.channeladvisor.com (live and replay)
Key Financial and Operating Metrics
Average revenue per customer is revenue for a particular period divided by the average monthly number of customers during the period, which is calculated by taking the sum of the number of customers at the end of each month in the period and dividing by the number of months in the period.
Number of customers includes all customers who subscribe to at least one of our solutions.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: non-GAAP net loss and adjusted EBITDA.
ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate

Exhibit 99.1

the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading e-commerce cloud platform whose mission is to connect and optimize the world’s commerce. For nearly two decades, ChannelAdvisor has helped retailers and branded manufacturers worldwide improve their online performance by expanding sales channels, connecting with consumers around the world, optimizing their operations for peak performance and providing actionable analytics to improve competitiveness. Thousands of customers depend on ChannelAdvisor to securely power their sales and optimize fulfillment on channels such as Amazon, eBay, Google, Facebook, Walmart and hundreds more. For more information, visit channeladvisor.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Report on Form 10-Q that will be filed for the quarter ended March 31, 2018, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our increasing international operations; and security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.
###

Media Contact:
Ashley Yakopec
ChannelAdvisor Corporation
ashley.yakopec@channeladvisor.com
919-249-9848
Investor Contact:
Garo Toomajanian
ICR, LLC
ir@channeladvisor.com
919-228-2003

ChannelAdvisor Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2018	December 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$54,749	$53,422
Accounts receivable, net of allowance of $566 and $609 as of March 31, 2018 and December 31, 2017, respectively	20,885	27,452
Prepaid expenses and other current assets	17,217	16,462
Total current assets	92,851	97,336
Property and equipment, net	10,019	10,877
Goodwill	23,486	23,486
Intangible assets, net	2,350	2,503
Deferred contract costs, net of current portion	8,163	—
Long-term deferred tax assets, net	5,144	5,550
Other assets	1,375	759
Total assets	$143,388	$140,511
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,980	$7,243
Accrued expenses	13,800	12,611
Deferred revenue	26,991	27,143
Other current liabilities	4,820	4,477
Total current liabilities	49,591	51,474
Long-term capital leases, net of current portion	302	641
Lease incentive obligation	3,109	3,328
Other long-term liabilities	3,093	3,157
Total liabilities	56,095	58,600
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of March 31, 2018 and December 31, 2017	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 27,083,887 and 26,601,626 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	27	27
Additional paid-in capital	263,734	262,805
Accumulated other comprehensive loss	(680)	(789)
Accumulated deficit	(175,788)	(180,132)
Total stockholders' equity	87,293	81,911
Total liabilities and stockholders' equity	$143,388	$140,511

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2018	2017
Revenue	$31,445	$28,329
Cost of revenue (1) (2) (3)	7,353	7,696
Gross profit	24,092	20,633
Operating expenses (1) (2):
Sales and marketing (3)	14,890	15,185
Research and development	5,902	4,971
General and administrative	6,451	8,530
Total operating expenses	27,243	28,686
Loss from operations	(3,151)	(8,053)
Other income (expense):
Interest income (expense), net	125	28
Other income (expense), net	(19)	57
Total other income (expense)	106	85
Loss before income taxes	(3,045)	(7,968)
Income tax expense	112	88
Net loss	$(3,157)	$(8,056)
Net loss per share:
Basic and diluted	$(0.12)	$(0.31)
Weighted average common shares outstanding:
Basic and diluted	26,739,331	26,056,881

(1) Includes stock-based compensation as follows:
Cost of revenue (3)	$217	$327
Sales and marketing (3)	752	746
Research and development	649	568
General and administrative	1,115	1,283
	$2,733	$2,924

(2) Includes depreciation and amortization as follows:
Cost of revenue (3)	$877	$1,084
Sales and marketing (3)	220	248
Research and development	98	111
General and administrative	285	290
	$1,480	$1,733

(3) Certain prior period amounts have been reclassified to conform to current period presentation. These reclassifications had no impact on our reported operating loss or net loss for the period.

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities
Net loss	$(3,157)	$(8,056)
Adjustments to reconcile net loss to cash and cash equivalents provided by operating activities:
Depreciation and amortization	1,480	1,733
Bad debt expense	189	(5)
Stock-based compensation expense	2,733	2,924
Deferred income taxes	105	66
Other items, net	(219)	(221)
Changes in assets and liabilities:
Accounts receivable	6,587	1,661
Prepaid expenses and other assets	1,195	2,348
Deferred contract costs	(1,942)	—
Accounts payable and accrued expenses	(3,660)	(1,200)
Deferred revenue	(1,339)	1,101
Cash and cash equivalents provided by operating activities	1,972	351
Cash flows from investing activities
Purchases of property and equipment	(338)	(360)
Payment of internal-use software development costs	(124)	(57)
Cash and cash equivalents used in investing activities	(462)	(417)
Cash flows from financing activities
Repayment of capital leases	(330)	(587)
Proceeds from exercise of stock options	159	186
Payment of statutory tax withholding related to net-share settlement of restricted stock units	(14)	(1,677)
Cash and cash equivalents used in financing activities	(185)	(2,078)

Effect of currency exchange rate changes on cash and cash equivalents	2	110
Net increase (decrease) in cash and cash equivalents	1,327	(2,034)
Cash and cash equivalents, beginning of period	53,422	65,420
Cash and cash equivalents, end of period	$54,749	$63,386

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin
(unaudited; in thousands)
	Three Months Ended March 31,
	2018	2017
Revenue	$31,445	$28,329

Gross profit (GAAP)	$24,092	$20,633
Plus: Stock-based compensation expense	217	327
Gross profit (Non-GAAP)	$24,309	$20,960
Gross margin (GAAP)	76.6%	72.8%
Gross margin (Non-GAAP)	77.3%	74.0%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended March 31,
	2018	2017
Operating expenses (GAAP)	$27,243	$28,686
Less: Stock-based compensation expense	2,516	2,597
Less: One-time charge for VDAs related to sales taxes	—	2,539
Operating expenses (Non-GAAP)	$24,727	$23,550

Reconciliation of GAAP Loss from Operations and GAAP Operating Margin to Non-GAAP Loss from Operations and Non-GAAP Operating Margin
(unaudited; in thousands)
	Three Months Ended March 31,
	2018	2017
Revenue	$31,445	$28,329

Loss from operations (GAAP)	$(3,151)	$(8,053)
Plus: Stock-based compensation expense	2,733	2,924
Plus: One-time charge for VDAs related to sales taxes	—	2,539
Loss from operations (Non-GAAP)	$(418)	$(2,590)
Operating margin (GAAP)	(10.0)%	(28.4)%
Operating margin (Non-GAAP)	(1.3)%	(9.1)%

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(unaudited; in thousands)
	Three Months Ended March 31,
	2018	2017
Net loss (GAAP)	$(3,157)	$(8,056)
Plus: Stock-based compensation expense	2,733	2,924
Plus: One-time charge for VDAs related to sales taxes	—	2,539
Net loss (Non-GAAP)	$(424)	$(2,593)

Reconciliation of Net Loss to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended March 31,
	2018	2017
Net loss	$(3,157)	$(8,056)
Adjustments:
Interest (income) expense, net	(125)	(28)
Income tax expense	112	88
Depreciation and amortization expense	1,480	1,733
Total adjustments	1,467	1,793
EBITDA	(1,690)	(6,263)
Stock-based compensation expense	2,733	2,924
One-time charge for VDAs related to sales taxes	—	2,539
Adjusted EBITDA	$1,043	$(800)

Free Cash Flow Reconciliation
(unaudited; in thousands)
	Three Months Ended March 31,
	2018	2017
Cash provided by operating activities	$1,972	$351
Less: Purchases of property and equipment	(338)	(360)
Free cash flow	$1,634	$(9)

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	Second Quarter 2018		Full Year 2018
	Low	High	Low	High
Net loss (estimate)	$(6.3)	$(5.2)	$(12.3)	$(8.8)
Adjustments (estimates):
Interest (income) expense, net	0.0	(0.1)	(0.2)	(0.4)
Income tax (benefit) expense	0.2	0.1	0.6	0.5
Depreciation and amortization expense	1.9	1.8	6.9	6.7
Total adjustments	2.1	1.8	7.3	6.8
EBITDA	(4.2)	(3.4)	(5.0)	(2.0)
Stock-based compensation expense (estimate)	2.9	2.5	12.2	11.2
Adjusted EBITDA guidance	$(1.3)	$(0.9)	$7.2	$9.2